UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2019

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington		99202-2600
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 509-489-0500

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	AVA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 14, 2019, the Board of Directors of Avista Corporation (Avista Corp. or the Company) increased the number of board members from 10 to 11, effective November 1, 2019, and elected Jeff L. Philipps to fill the vacancy and serve as a director on the board effective on that date.
Mr. Philipps, 63, is President and Chief Executive Officer of Rosauers Supermarkets, a position he has held since 2000. Rosauers Supermarkets is headquartered in Spokane, Washington and has over 20 stores located throughout the Pacific Northwest. Prior to joining Rosauers Supermarkets, Mr. Philipps served as Chief Operating Officer of American Stores Company, after serving as the company's national director of business development. Mr. Philipps has decades of executive level experience in public and private companies as well as substantial experience in community development.
Mr. Philipps earned a Bachelor of Arts degree in Business, Economics and Accounting from Carroll College in Helena, Montana.
Mr. Philipps will stand for election to the board at the next annual meeting of shareholders on May 11, 2020. Mr. Philipps will serve on the Finance Committee and the Environmental, Technology and Operations Committee of the board. As a director, Mr. Philipps will receive compensation consistent with the other non-employee directors of Avista Corp. which includes an annual retainer of $170,000, of which a minimum of $90,000 is paid in Company common stock, and $1,500 for each meeting of the Board or any Committee of the Board attended. Also, Committee Chairs and the Lead Director receive additional compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	June 17, 2019	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer